EXHIBIT 10.27

                                 ADDENDUM NO. 1

                      Attaching to and forming part of the

                          PRIVATE PASSENGER AUTOMOBILE
                               QUOTA SHARE TREATY
                  (hereinafter referred to as the "Agreement")

                                    issued to

                       AMERICAN VEHICLE INSURANCE COMPANY
                               Plantation, Florida
                   (hereinafter referred to as the "Company")

                                       by

                        TRANSATLANTIC REINSURANCE COMPANY
                               New York, New York
                  (hereinafter referred to as the " Reinsurer")


IT IS HEREBY MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, November 1, 2001, Article 2- Cover of this Agreement, paragraph A, will be deleted and replaced in its entirety with:

A. The Company will cede, and the Reinsurer will accept as reinsurance, a 70% share of all business reinsured hereunder subject to the maximum Policy limits stated below:

IT IS ALSO MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, November 1, 2001, Article 13- Excess of Policy Limits, the first paragraph will be deleted and replaced in its entirety with:

In the event the loss includes an amount in excess of the Company's Policy limit, 70% of such amount, in excess of the Company's Policy limit shall be added to the amount of the Company's Policy limit, and the sum thereof shall be covered hereunder, subject to the Reinsurer's limit of liability appearing in the ARTICLE 2, Cover, of this Agreement.

IT IS ALSO MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, November 1, 2001, Article 14- Extra Contractual Obligations, the first paragraph will be deleted and replaced in its entirety with:

This Agreement shall protect the Company, subject to the reinsurer's limit of liability appearing in the ARTICLE 2, Cover, of this Agreement, where the loss includes any Extra Contractual Obligations for 70% of such Extra Contractual Obligations.

IT IS ALSO MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, November 1, 2001, Article 18- Salvage and Subrogation, will be revised by the addition of the following paragraph:

The adjusting company (Superior Adjusting, Inc.) will receive 15% of gross subrogation recoveries and 10% of any salvage recoveries. Notwithstanding anything above, payment for these fees will be made only when salvage or subrogation recoveries are submitted in the monthly accounting statement.

ALL OTHER TERMS AND CONDITIONS SHALL REMAIN UNCHANGED.


IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this ADDENDUM NO. 1 in duplicate, as of the dates undermentioned.



Signed in Plantation, Florida on this 8 day of August 2002

                           AMERICAN VEHICLE INSURANCE COMPANY


                           /s/    Richard A. Widdicombe
                           -----------------------------------------------------




and in New York, New York on this 17th day of July 2002.

                           TRANSATLANTIC REINSURANCE COMPANY


                           /s/    Suzanne A. Spantidos
                           -----------------------------------------------------
                                    910211363